Exhibit 4.1
LESAKA TECHNOLOGIES, INC.
INCORPORATED

UNDER THE LAWS OF THE

STATE

OF FLORIDA
NUMBER NET_____________

SHARES_________
COMMON STOCK

CUSIP 64107N 20 6

SEE REVERSE FOR CERTAIN

DEFINITIONS
THIS CERTIFIES THAT
SPECIMEN
is the owner of
FULLY

PAID AND NONASSESSABLE

SHARES OF COMMON STOCK, $.001 PAR

VALUE

EACH, OF
LESAKA TECHNOLOGIES, INC., transferable on the books of

the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the
Transfer Agent and Registrar.
WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers
DATED:

SECRETARY

PRESIDENT
Lesaka Technologies,

Inc. Corporate SEAL Florida

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were
written out in full according to applicable laws or regulations:
TEN COM -as tenants in common

UNIF GIFT MIN ACT-_______Custodian_______
TEN ENT -as tenants by the entireties

(Cust)

(Minor)
JT TEN

-as joint tenants with right of

under Uniform Gifts to Minors

survivorship and not as tenants

Act______________

in common

(State)
ADDITIONAL ABBREVIATIONS

MAY ALSO

BE USED THOUGH NOT IN THE ABOVE LIST.
For value received,________________hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY

OR OTHER
IDENTIFYING NUMBER OR ASSIGNEE
____________________________
________________________________________________________________________________

(PLEASE PRINT ON TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,

OF ASSIGNEE)
________________________________________________________________________________

_________________________
________________________________________________________________________________

_________________________
__________________________________________________________________________

_________________________shares

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint
_____________________________________________________________________

___Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated_______________________

__________________________________________________________

NOTICE: THE SIGNATURE

TO THIS ASSIGNMENT MUST CORRESPOND WITH

THE NAME AS WRITTEN UPON THE FACE

OF THE CERTIFICATE

IN EVERY PARTICULAR,

WITHOUT ALTERATION

OR ENLARGEMENT

OR ANY CHANGE WHATEVER.
SIGNATURE(S)

GUARANTEED:
_______________________________________________________
THE SIGNATURE(S)

SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,

SAVINGS
AND LOAN ASSOCIATIONS

AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE

GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.